UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                  March 30, 2005

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Blvd., Suite 1400, Fort Lauderdale, Florida               33301

(Address of principal executive offices)                                              (Zip Code)

Registrant's Telephone Number, including area code:      (954) 760-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

          We are filing this Current Report on Form 8-K for the purpose of giving effect to restatements of our (i) unaudited condensed consolidated financial statements and the notes thereto for the three months ended March 31, 2004 and 2003, (ii) audited consolidated financial statements and notes thereto for the years ended December 31, 2003 and December 31, 2002, and (iii) unaudited pro forma consolidated financial statements and notes thereto for the year ended December 31, 2003.

           These financial statements have been restated to correct the classification of vehicle depreciation expense from operating expenses to cost of revenue. The Company corrected the classification of these expenses in order to include all delivery costs in cost of revenue. In addition, the Company is also restating these financial statements to give effect to certain previously disclosed out of period errors. The Company corrected these out of period errors in order to properly reflect such amounts in the appropriate periods. These out of period errors included adjustments for capitalized betterments, cooperative advertising receivables and depreciation.

           This restatement also gives effect to the correction to lease expense from straight-lining lease expense over the initial terms of the lease plus any option renewal periods. This conforms the periods used for lease expense to the periods used for amortizing leasehold improvements.

           For additional information regarding the restatement in each of these periods, refer to the applicable note titled “Restatements” to each of the financial statements and associated Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”).

          A copy of such restated financial statements and related MD&A are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4.

Item 9.01     Financial Statements and Exhibits

(a) (b) (c)	Financial Statements of Business Acquired: Not applicable Pro Forma Financial Information: Not applicable Exhibits:

99.1	Condensed Consolidated Financial Statements for the quarter ended March 31, 2004 (restated).

99.2	Audited Consolidated Financial Statements for the years ended December 31, 2003 (restated) and 2002 (restated).

99.3	Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2003 (restated).

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations (restated).

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Thomas J. Hoyer Name: Thomas J. Hoyer Title: Executive Vice President and Chief Financial Officer

Dated: March 30, 2005

INDEX TO EXHIBITS

Current Report on Form 8-K
dated March 30, 2005

NationsRent Companies, Inc.

99.1	Condensed Consolidated Financial Statements for the quarter ended March 31, 2004 (restated).

99.2	Audited Consolidated Financial Statements for the years ended December 31, 2003 (restated) and 2002 (restated).

99.3	Unaudited Pro Forma Consolidated Financial Statements for the year ended December 31, 2003 (restated).

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations (restated).